UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-5021

Dreyfus Premier Short-Intermediate Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	3/31/12

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Short-Intermediate
Municipal Bond Fund

ANNUAL REPORT March 31, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
28	Statement of Assets and Liabilities
29	Statement of Operations
30	Statement of Changes in Net Assets
32	Financial Highlights
35	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
45	Important Tax Information
46	Board Members Information
48	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Short-Intermediate
Municipal Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus Short-Intermediate Municipal Bond Fund covers the 12-month period from April 1, 2011, through March 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Municipal bonds continued to benefit from positive supply-and-demand factors during the last six-month period, which enabled them to avoid some of the volatility affecting their taxable fixed-income counterparts as economic sentiment changed. The supply of newly issued tax-exempt bonds remained muted when issuers responded to political pressure by reducing spending and borrowing, while demand remained robust from individual and institutional investors seeking high current after-tax yields in a low interest-rate environment. Consequently, municipal bonds produced higher total returns, on average, than most other fixed-income market sectors for the reporting period.

Our economic forecast calls for near-trend growth in 2012, and we expect the United States to continue to post better economic data than most of the rest of the developed world.An aggressively accommodative monetary policy, pent-up demand in several industry groups and gradual improvement in housing prices appear likely to offset risks stemming from the ongoing European debt crisis and volatile energy prices. As always, we encourage you to talk with your financial adviser about how these developments may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 16, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2011, through March 31, 2012, as provided by Thomas Casey and Jeffrey Burger, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended March 31, 2012, Dreyfus Short-Intermediate Municipal Bond Fund’s Class A shares produced a total return of 3.02%, Class D shares returned 3.10% and Class I shares returned 3.26%.1 In comparison, the fund’s benchmark, the Barclays 3-Year Municipal Bond Index (the “Index”), produced a total return of 3.44% for the reporting period.2

Falling long-term interest rates and favorable supply-and-demand factors helped fuel strong performance among municipal bonds in a volatile market environment over the reporting period. The fund produced lower returns than its benchmark, mainly due to underweighted exposure to callable and general obligation bonds over the reporting period’s second half.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal personal income tax.The fund will invest only in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus, but may continue to hold bonds which are subsequently downgraded to below investment grade.The fund invests primarily in municipal bonds with remaining maturities of five years or less and generally maintains a dollar-weighted average portfolio maturity of two to three years.

The portfolio managers focus on identifying undervalued sectors and securities, and minimizing the use of interest rate forecasting. The portfolio managers select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. They also actively trade among various sectors, such as pre-

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

refunded, general obligation and revenue, based on their apparent relative values.The fund seeks to invest in several of these sectors.

Municipal Bonds Rallied as Economic Concerns Eased

The reporting period began in the midst of heightened turmoil in the financial markets sparked by a sovereign debt crisis in Europe and a contentious debate in the United States regarding government spending and borrowing. Market turbulence intensified over the summer of 2011, when a major credit-rating agency downgraded its assessment of long-term U.S. government debt and worries mounted regarding the sustainability of the U.S. economic recovery.

The Federal Reserve Board (the “Fed”) responded to these concerns in the fall with OperationTwist, in which the central bank sold short-term U.S.Treasury securities and purchased long-term bonds, driving longer-term interest rates lower. Longer-term municipal bonds benefited from this development more than shorter-term securities. In addition, better economic data soon encouraged investors to become more tolerant of risks.As a result, municipal bonds that had been punished during the downturn rallied through the reporting period’s end, while higher-quality bonds generally lagged market averages.

Positive supply-and-demand forces also buoyed municipal bond prices. New issuance volumes fell sharply in 2011 after a flood of new supply in late 2010, and political pressure also led to reduced borrowing. Meanwhile, demand remained robust from individuals seeking higher levels of current income in a low interest rate environment. From a credit-quality perspective, many states and municipalities cut spending, helping to ease fiscal concerns.

Defensive Posture Dampened Relative Performance

Early in the reporting period, we positioned the fund more defensively in seeking to mute the potentially damaging effects of heightened market volatility. While this posture helped bolster relative performance during the downturn, it limited the fund’s participation in the subsequent rally. Underweighted exposure to general obligation bonds and bonds with early redemption provisions proved to be a drag on relative results. In addition, the fund held greater exposure than the benchmark to municipal bonds with maturities of two years and less, a segment that lagged market averages.

The fund achieved better relative performance among revenue bonds, particularly those backed by waterworks, sewer facilities, utilities and transportation projects. Overweighted exposure to municipal bonds with A ratings also contributed positively to the fund’s results compared to the benchmark.

Adjusting to a Changing Market Environment

We are encouraged by recently improved U.S. economic data, but we believe the recovery remains vulnerable to unexpected shocks and uncertainty regarding future Fed policy. Consequently, we expect market volatility to remain elevated.

Therefore, we have maintained the fund’s higher-quality bias and emphasis on revenue bonds from essential services facilities. We also have made an effort to prepare the fund for seasonal changes in issuance and maturity patterns that historically have tended to cause municipal bonds to exhibit weakness in the spring and greater strength in the summer. In our judgment, these are prudent strategies after a prolonged market rally lifted valuations to richer levels.

April 16, 2012

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest rate changes, and rate increases can cause price declines.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares. Had this charge been reflected, returns would have been lower. Class D and I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays 3-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class A shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 8/3/09 (the inception date for Class A shares), adjusted to reflect the applicable sales load for this share class.
The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 12/15/08 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class D and Class I shares of Dreyfus Short-Intermediate Municipal Bond Fund on 3/31/02 to a $10,000 investment made in the Barclays 3-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in short-intermediate term municipal securities and maintains a portfolio with a weighted average maturity ranging between 2 and 3 years.The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 3/31/12
Inception
	Date	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (2.5%)	8/3/09	0.41%	2.95%†	2.63%†
without sales charge	8/3/09	3.02%	3.46%†	2.89%†
Class D shares	4/30/87	3.10%	3.53%	2.92%
Class I shares	12/15/08	3.26%	3.62%†	2.97%†
Barclays 3-Year
Municipal Bond Index		3.44%	4.26%	3.68%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The total return performance figures presented for Class A shares of the fund reflect the performance of the fund’s
Class D shares for the period prior to 8/3/09 (the inception date for Class A shares), adjusted to reflect the applicable sales load for this share class.
The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class D shares for the period prior to 12/15/08 (the inception date for Class I shares).

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short-Intermediate Municipal Bond Fund from October 1, 2011 to March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2012

	Class A	Class D	Class I
Expenses paid per $1,000†	$4.22	$3.46	$2.96
Ending value (after expenses)	$1,008.00	$1,008.00	$1,009.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2012

	Class A	Class D	Class I
Expenses paid per $1,000†	$4.24	$3.49	$2.98
Ending value (after expenses)	$1,020.80	$1,021.55	$1,022.05

† Expenses are equal to the fund’s annualized expense ratio of .84% for Class A, .69% for Class D and .59%
for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
March 31, 2012

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.5%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.1%
Alabama Public School and
College Authority, Capital
Improvement Revenue	5.00	5/1/16	2,500,000	2,909,750
Alabama Public School and
College Authority, Capital
Improvement Revenue	5.00	12/1/16	1,000,000	1,183,330
Auburn University,
General Fee Revenue	4.00	6/1/15	1,690,000	1,864,898
Alaska—.6%
Alaska Industrial Development and
Export Authority, Revolving
Fund Revenue	5.00	4/1/14	3,000,000	3,240,030
Arizona—2.0%
Pima County,
Sewer System
Revenue Obligations	5.00	7/1/16	2,000,000	2,297,560
Regional Public Transportation
Authority, Transportation
Excise Tax Revenue
(Maricopa County Public
Transportation Fund)	5.00	7/1/13	4,590,000	4,846,719
Rio Nuevo Multipurpose Facilities
District, Subordinate Lien Excise
Tax Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.50	7/15/14	3,770,000	4,131,694
California—8.8%
California,
GO	5.00	9/1/16	2,500,000	2,886,450
California Department of Water
Resources, Power Supply Revenue	5.00	5/1/15	2,550,000	2,892,720
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.00	12/1/15	2,695,000	3,120,972
California Housing Finance Agency,
Home Mortgage Revenue
(Insured; FGIC)	4.15	8/1/14	3,625,000	3,710,006
California State Public Works
Board, LR (Judicial Council of
California) (Various Judicial
Council Projects)	5.00	12/1/15	7,335,000	8,262,364

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California State Public Works
Board, LR (The Regents of the
Univeristy of California)
(Various Univeristy of
California Projects)	5.00	12/1/15	5,000,000	5,725,550
California State Public Works
Board, LR (Various
Capital Projects)	4.00	10/1/16	2,000,000	2,191,760
California Statewide Communities
Development Authority, Revenue
(Kaiser Permanente)	5.00	4/1/14	4,000,000	4,328,120
Los Angeles County Metropolitan
Transportation Authority,
General Revenue (Union Station
Gateway Project)	5.00	7/1/13	1,150,000	1,216,711
Los Angeles County Metropolitan
Transportation Authority,
Proposition A First Tier
Senior Sales Tax Revenue	5.00	7/1/14	5,000,000	5,526,600
Los Angeles County Metropolitan
Transportation Authority,
Proposition C Sales Tax Revenue	5.00	7/1/14	2,000,000	2,206,340
Modesto Irrigation District,
Electric System Revenue	5.00	7/1/16	2,250,000	2,580,728
Southern California Public Power
Authority, Transmission
Project Subordinate Revenue
(Southern Transmission Project)	5.00	7/1/14	3,000,000	3,303,450
Southern California Public Power
Authority, Transmission
Project Subordinate Revenue
(Southern Transmission Project)	4.00	7/1/16	2,000,000	2,246,960
Colorado—.1%
Black Hawk,
Device Tax Revenue	5.00	12/1/12	760,000	775,170
Connecticut—1.5%
Connecticut,
Special Tax Obligation
Revenue (Transportation
Infrastructure Purposes)	5.00	12/1/15	7,500,000	8,682,525

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
District of Columbia—1.6%
District of Columbia,
Income Tax Secured Revenue	5.00	12/1/13	5,000,000	5,391,050
Metropolitan Washington
Airports Authority,
Airport System Revenue	5.00	10/1/13	3,300,000	3,520,770
Florida—9.0%
Citizens Property Insurance
Corporation, Coastal Account
Senior Secured Revenue	5.00	6/1/15	2,000,000	2,215,640
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	5.00	6/1/14	5,500,000	5,948,250
Florida State Board of Education,
Lottery Revenue	5.00	7/1/14	2,500,000	2,754,050
Florida State Board of Education,
Lottery Revenue	5.00	7/1/14	5,375,000	5,921,208
Florida State Board of Education,
Lottery Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	7/1/14	2,265,000	2,495,169
Florida Water Pollution Control
Financing Corporation, Water
Pollution Control Revenue	5.00	7/15/15	4,315,000	4,925,270
Highlands County Health Facilities
Authority, HR (Adventist
Health System/Sunbelt
Obligated Group)	5.00	11/15/13	1,000,000	1,069,990
Hillsborough County Industrial
Development Authority, PCR
(Tampa Electric Company Project)	5.10	10/1/13	1,855,000	1,887,741
Kissimmee Utility Authority,
Electric System Revenue	4.00	10/1/15	1,850,000	2,027,489
Lakeland,
Energy System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	10/1/15	3,150,000	3,563,437
Lee County,
Airport Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	10/1/14	3,000,000	3,239,640

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Miami-Dade County,
Aviation Revenue (Miami
International Airport)
(Insured; National Public
Finance Guarantee Corp.)	5.25	10/1/14	1,000,000		1,085,980
Miami-Dade County School Board,
COP (Master Lease Purchase
Agreement) (Insured; AMBAC)	5.00	8/1/14	2,010,000		2,159,283
Orlando-Orange County Expressway
Authority, Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	7/1/14	2,000,000		2,181,960
Saint Petersburg,
Public Utility Revenue	5.00	10/1/13	2,435,000		2,596,367
Sarasota County School Board,
COP (Master Lease
Purchase Agreement)	5.00	7/1/14	1,365,000		1,474,364
South Miami Health Facilities
Authority, HR (Baptist Health
South Florida Obligated Group)	5.00	8/15/14	1,500,000		1,643,250
Tampa,
Solid Waste System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	4.00	10/1/14	1,715,000		1,800,167
Tampa Bay Water, A Regional
Water Supply Authority,
Utility System Revenue	5.00	10/1/15	2,080,000		2,390,898
Georgia—2.5%
Gwinnett County Development
Authority, COP (Gwinnett
County Public Schools Project)
(Insured; National Public
Finance Guarantee Corp.)
(Prerefunded)	5.25	1/1/14	2,100,000	[a]	2,279,844
Gwinnett County School District,
GO Sales Tax Bonds	4.00	10/1/16	5,000,000		5,689,600
Municipal Electric Authority of
Georgia, Revenue (Combined
Cycle Project)	5.00	11/1/16	2,500,000		2,902,625
Private Colleges and Universities
Authority, Revenue
(Emory University)	5.00	9/1/16	1,000,000		1,178,910

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Georgia (continued)
Public Gas Partners, Inc.,
Gas Project Revenue (Gas
Supply Pool Number 1)	5.00	10/1/16	1,800,000		2,040,552
Hawaii—1.1%
Hawaii,
Airports System Revenue	5.00	7/1/14	5,575,000		6,073,851
Illinois—5.6%
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)
(Insured; National Public
Finance Guarantee Corp.)	5.25	1/1/16	3,575,000		4,028,167
Chicago,
GO (Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.00	1/1/14	2,700,000	[a]	2,917,944
Chicago,
Passenger Facility Charge
Revenue (Chicago O’Hare
International Airport)	5.00	1/1/15	1,000,000		1,097,290
Cook County,
GO Capital Equipment Bonds	5.00	11/15/13	2,000,000		2,151,740
Illinois,
GO	5.00	1/1/14	7,300,000		7,793,407
Illinois,
GO	5.00	1/1/15	2,665,000		2,919,721
Illinois,
Sales Tax Revenue	5.00	6/15/14	2,340,000		2,565,833
Illinois,
Sales Tax Revenue	4.00	6/15/16	2,750,000		3,077,057
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	4.00	6/1/13	1,200,000		1,241,520
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	5.00	6/1/14	3,800,000		4,095,906
Indiana—1.8%
Indiana Finance Authority,
Revenue (Trinity Health
Credit Group)	5.00	12/1/13	2,045,000		2,191,749

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Indiana (continued)
Indianapolis,
Thermal Energy System First
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	10/1/15	2,000,000	2,258,100
Indianapolis Local Public
Improvement Bond Bank, Revenue
(Indianapolis Airport Authority
Project) (Insured; Assured
Guaranty Municipal Corp.)	5.63	1/1/14	2,230,000	2,302,051
Rockport,
PCR (Indiana Michigan Power
Company Project)	6.25	6/2/14	3,000,000	3,287,640
Kansas—.4%
Wyandotte County/Kansas City
Unified Government Board of
Public Utilities, Utility
System Revenue	5.00	9/1/14	2,060,000	2,258,440
Louisiana—1.1%
Parish of Orleans Parishwide
School District, GO
(Insured; Assured
Guaranty Municipal Corp.)	4.00	9/1/14	5,885,000	6,276,470
Maryland—3.1%
Baltimore County,
GO (Consolidated
Public Improvement)	5.00	8/1/13	1,000,000	1,063,870
Baltimore County,
GO (Consolidated
Public Improvement)	5.00	11/1/15	5,600,000	6,478,248
Maryland,
GO (State and Local
Facilities Loan)	5.00	8/1/15	3,435,000	3,940,185
Montgomery County,
GO (Consolidated
Public Improvement)	5.00	7/1/16	5,105,000	6,007,870
Massachusetts—2.6%
Massachusetts,
GO (Consolidated Loan)	5.00	12/1/16	5,000,000	5,944,100

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Development
Finance Agency, Revenue
(Boston College Issue)	5.00	7/1/15	2,000,000	2,282,680
Massachusetts Development
Finance Agency, Revenue
(Tufts Medical Center Issue)	5.00	1/1/16	650,000	703,352
Massachusetts Health and
Educational Facilities Authority,
Revenue (Northeastern
University Issue)	5.00	10/1/14	1,300,000	1,431,508
Massachusetts Municipal Wholesale
Electric Company, Power Supply
Project Revenue (Project
Number 6 Issue)	5.00	7/1/16	3,700,000	4,265,360
Michigan—3.8%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; National
Public Finance Guarantee Corp.)	5.50	7/1/14	3,125,000	3,357,125
Detroit,
Water Supply System Senior
Lien Revenue	5.00	7/1/15	1,000,000	1,093,160
Detroit,
Water Supply System Senior
Lien Revenue	5.00	7/1/16	1,000,000	1,108,540
Kent Hospital Finance Authority,
Revenue (Spectrum
Health System)	5.50	1/15/15	4,300,000	4,817,419
Michigan Finance Authority,
Clean Water Revolving
Fund Revenue	5.00	10/1/15	5,000,000	5,769,900
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	6.25	9/1/14	2,500,000	2,746,625
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne
County Airport)	5.00	12/1/14	2,500,000	2,691,500

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Minnesota—.6%
Saint Paul Independent School
District Number 625, GO School
Building Bonds (Minnesota
School District Credit
Enhancement Program)	5.00	2/1/14	1,415,000	1,531,200
University of Minnesota Regents,
GO	5.00	12/1/16	1,520,000	1,805,319
Missouri—.6%
Missouri Board of Public
Buildings, Special
Obligation Revenue	4.00	10/1/15	3,000,000	3,350,250
Nebraska—.8%
Omaha Public Power District,
Electric System Revenue	5.00	2/1/16	3,770,000	4,373,162
Nevada—.9%
Clark County School District,
Limited Tax GO (Insured; Assured
Guaranty Municipal Corp.)	5.00	6/15/14	1,000,000	1,097,910
Clark County School District,
Limited Tax GO (Insured; Assured
Guaranty Municipal Corp.)	5.50	6/15/14	2,650,000	2,921,810
Clark County School District,
Limited Tax GO (Insured;
National Public Finance
Guarantee Corp.)	5.25	6/15/14	1,005,000	1,059,089
New Jersey—2.6%
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.00	9/1/15	5,000,000	5,662,500
New Jersey Health Care Facilities
Financing Authority, Revenue
(Holy Name Medical Center Issue)	5.00	7/1/14	1,795,000	1,882,758
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue	5.00	12/1/14	1,660,000	1,807,159
New Jersey Transportation
Trust Fund Authority
(Transportation System)
(Insured; National Public
Finance Guarantee Corp.)	5.25	12/15/13	215,000	233,116

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Insured; National
Public Finance Guarantee Corp.)	5.25	12/15/13	4,785,000	5,171,102
New Mexico—1.3%
Gallup,
PCR (Tri-State Generation and
Transmission Association, Inc.
Project) (Insured; AMBAC)	5.00	8/15/14	3,785,000	4,099,193
New Mexico Hospital Equipment
Loan Council, Hospital System
Revenue (Presbyterian
Healthcare Services)	5.25	8/1/14	3,000,000	3,247,740
New York—7.6%
Erie County Industrial Development
Agency, School Facility
Revenue (City School District
of the City of Buffalo Project)	5.00	5/1/14	1,750,000	1,904,875
Metropolitan Transportation
Authority, Dedicated Tax
Fund Revenue	5.00	11/15/14	2,120,000	2,360,260
Metropolitan Transportation
Authority, Dedicated Tax
Fund Revenue	5.00	11/1/15	2,750,000	3,166,460
Metropolitan Transportation
Authority, Transportation Revenue	5.00	11/15/13	2,880,000	3,090,931
Metropolitan Transportation
Authority, Transportation
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	11/15/15	2,645,000	3,015,617
New York City,
GO	5.00	8/1/15	2,000,000	2,277,240
New York City,
GO	5.00	8/1/16	5,725,000	6,675,980
New York City Health and
Hospitals Corporation,
Health System Revenue	5.00	2/15/15	2,000,000	2,216,700
New York City Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue	5.00	11/1/13	4,105,000	4,409,427

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Transitional Finance
Authority, Revenue (New York
City Recovery Bonds)	5.00	11/1/14	3,000,000	3,348,150
New York State Dormitory
Authority, Revenue (Mount
Sinai School of Medicine of
New York University)	5.00	7/1/15	1,000,000	1,115,250
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund Bonds	5.00	4/1/14	3,535,000	3,853,079
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund Bonds	5.00	4/1/16	5,000,000	5,801,000
North Carolina—.6%
Mecklenburg County Public
Facilities Corporation,
Limited Obligation Bonds	5.00	3/1/14	3,000,000	3,267,180
Ohio—.2%
Ohio State University,
General Receipts Bonds	5.00	12/1/14	1,265,000	1,415,611
Oklahoma—1.6%
Tulsa County Industrial Authority,
Capital Improvements Revenue	5.00	5/15/14	6,000,000	6,546,960
Tulsa County Industrial Authority,
Educational Facilities Lease
Revenue (Broken Arrow Public
Schools Project)	4.00	9/1/15	2,100,000	2,305,674
Oregon—1.4%
Oregon,
GO (State Property—
Various Projects)	5.00	5/1/16	1,750,000	2,033,535
Oregon Department of
Administrative Services, COP	5.00	11/1/13	5,565,000	5,970,355
Pennsylvania—5.9%
Adams County Industrial
Development Authority, Revenue
(Gettysburg College)	5.00	8/15/14	1,000,000	1,089,040

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Allegheny County Airport
Authority, Airport Revenue
(Pittsburgh International
Airport) (Insured; Assured
Guaranty Municipal Corp.)	5.00	1/1/15	1,000,000	1,089,060
Allegheny County Higher Education
Building Authority, Revenue
(Carnegie Mellon University)	5.00	3/1/15	3,400,000	3,827,210
Beaver County Hospital Authority,
Revenue (Heritage Valley
Health System, Inc.)	5.00	5/15/15	1,000,000	1,111,240
Pennsylvania,
GO	5.00	7/15/14	3,000,000	3,318,120
Pennsylvania,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	9/1/14	1,200,000	1,333,728
Pennsylvania Economic Development
Financing Authority, SWDR
(Waste Management, Inc. Project)	4.70	11/1/14	3,500,000	3,758,055
Pennsylvania Higher Educational
Facilities Authority, Health
System Revenue (The University
of Pennsylvania)	5.00	8/15/13	3,000,000	3,177,600
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	12/1/13	2,620,000	2,836,805
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue	5.00	6/1/14	5,600,000	6,050,632
Philadelphia School District,
GO	5.00	9/1/14	4,230,000	4,634,726
Philadelphia School District,
GO	5.00	9/1/15	1,200,000	1,352,220
South Carolina—3.5%
Charleston,
Waterworks and Sewer System
Capital Improvement Revenue	5.13	1/1/15	1,680,000	1,888,942

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
South Carolina (continued)
Columbia,
Waterworks and Sewer
System Revenue	4.00	2/1/15	1,000,000	1,097,330
Renewable Water Resources,
Sewer System Revenue	5.00	1/1/14	1,000,000	1,076,690
South Carolina Public Service
Authority, Revenue Obligations
(Santee Cooper)	5.00	1/1/14	1,000,000	1,080,350
South Carolina Public Service
Authority, Revenue Obligations
(Santee Cooper)	5.00	1/1/14	3,595,000	3,883,858
South Carolina Transportation
Infrastructure Bank, Revenue	5.00	10/1/13	10,000,000	10,654,900
Tennessee—1.0%
Memphis,
Electric System
Subordinate Revenue	5.00	12/1/14	5,000,000	5,595,300
Texas—9.5%
Clear Creek Independent School
District, Unlimited Tax
Schoolhouse Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/15	1,500,000	1,690,950
Copperas Cove Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	8/15/16	1,250,000	1,420,200
Cypress-Fairbanks Independent
School District, Unlimited Tax
Schoolhouse Bonds (Permanent
School Fund Guarantee Program)	5.25	2/15/15	1,500,000	1,701,645
Fort Worth,
Water and Sewer System
Improvement Revenue	5.00	2/15/16	2,115,000	2,450,439
Garland Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/15	1,815,000	2,046,049
Houston,
Combined Utility System
First Lien Revenue	5.00	11/15/14	2,785,000	3,115,524

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Houston Convention and
Entertainment Facilities
Department, Hotel Occupancy
Tax and Special Revenue	5.00	9/1/15	2,800,000	3,131,212
Katy Independent School District,
Unlimited Tax Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/15	1,625,000	1,831,862
Lower Colorado River Authority,
Revenue	5.00	5/15/14	5,000	5,478
Lower Colorado River Authority,
Revenue	5.00	5/15/14	5,000	5,487
Lower Colorado River Authority,
Revenue	5.00	5/15/14	990,000	1,080,446
Lubbock,
Tax and Waterworks System
Surplus Revenue (Certificates
of Obligation)	5.00	2/15/14	3,630,000	3,941,091
Mission Economic Development
Corporation, SWDR (Waste
Management, Inc. Project)	6.00	8/1/13	2,500,000	2,657,600
North East Independent School
District, Unlimited Tax Bonds
(Permanent School Fund
Guarantee Program)	5.25	8/1/14	2,315,000	2,575,970
Pflugerville Independent School
District, Unlimited Tax
Refunding Bonds (Permanent
School Fund Guarantee Program)	5.25	8/15/13	1,465,000	1,565,851
San Antonio,
Airport System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	6.00	7/1/13	705,000	752,207
San Antonio,
Airport System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	6.00	7/1/13	2,295,000	2,448,260
San Antonio,
Electric and Gas Systems
Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.38	2/1/14	3,000,000	3,275,430

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Texas A&M University System
Board of Regents, Financing
System Revenue	5.00	5/15/14	4,835,000		5,307,089
Texas Public Finance Authority,
Revenue (Building and
Procurement Commission
Projects) (Insured; AMBAC)	5.00	2/1/14	2,500,000		2,706,125
Texas State University System
Board of Regents, Financing
System Revenue	5.00	3/15/14	1,000,000		1,090,360
University of Houston System
Board of Regents,
Consolidated Revenue	5.00	2/15/16	4,415,000		5,117,073
University of Texas System
Board of Regents, Financing
System Revenue	5.00	8/15/15	1,900,000		2,170,655
University of Texas System
Board of Regents, Financing
System Revenue	5.00	8/15/16	1,120,000		1,312,606
Waco,
GO	4.00	2/1/16	1,000,000		1,114,620
Utah—.3%
Utah Board of Regents,
University of Utah HR
(Insured; National Public
Finance Guarantee Corp.)	5.00	8/1/14	1,500,000		1,637,745
Virginia—4.3%
Virginia College Building
Authority, Educational
Facilities Revenue (21st
Century College and
Equipment Programs)
(Prerefunded)	5.00	2/1/14	1,975,000	[a]	2,143,231
Virginia Commonwealth
Transportation Board, Federal
Transportation Grant
Anticipation Revenue Notes	5.00	9/15/16	3,195,000		3,764,030
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	4.20	1/1/14	4,500,000		4,647,870

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Virginia (continued)
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	4.20	7/1/14	1,500,000		1,558,020
Virginia Public Building
Authority, Public
Facilities Revenue	5.00	8/1/13	3,250,000		3,452,085
Virginia Public Building
Authority, Public
Facilities Revenue	5.00	8/1/14	2,000,000		2,209,400
Virginia Public Building
Authority, Public
Facilities Revenue	5.00	8/1/14	2,000,000		2,209,400
Virginia Public School Authority,
School Financing Bonds	5.00	8/1/14	3,865,000		4,284,005
Washington—4.9%
Chelan County Public Utility
District Number 1, Consolidated
System Revenue	5.00	7/1/15	1,500,000		1,679,490
FYI Properties,
LR (State of Washington
Department of Information
Services Project)	5.00	6/1/14	1,700,000		1,847,883
Greater Wenatchee Regional Events
Center Public Facilities District,
Revenue and Special Tax BAN	5.25	12/1/11	3,000,000	[b]	2,235,000
King County,
Sewer Revenue	5.00	1/1/16	5,000,000		5,763,750
Port of Seattle,
Intermediate Lien Revenue	3.00	8/1/15	2,400,000		2,521,584
Port of Seattle,
Limited Tax GO	5.00	12/1/15	1,050,000		1,183,518
Seattle,
Municipal Light and Power
Improvement Revenue	5.00	2/1/14	4,500,000		4,883,130
Seattle,
Municipal Light and Power
Improvement Revenue	5.00	2/1/15	1,500,000		1,687,710
Washington,
GO (Various Purpose)	5.00	7/1/16	5,000,000		5,863,700

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Wisconsin—1.2%
Wisconsin,
GO	5.00	5/1/16	1,500,000	1,750,455
Wisconsin,
Petroleum Inspection
Fee Revenue	5.00	7/1/14	3,250,000	3,570,645
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	5.00	4/15/14	1,390,000	1,494,278
U.S. Related—3.0%
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/14	2,300,000	2,463,783
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/15	1,000,000	1,098,670
Puerto Rico Government
Development Bank, Senior Notes	5.25	1/1/15	5,000,000	5,333,800
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/13	1,760,000	1,842,157
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/14	5,000,000	5,384,700
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands Matching Fund Loan
Notes) (Senior Lien)	5.00	10/1/13	1,000,000	1,042,830
Total Long-Term Municipal Investments
(cost $546,014,536)				558,691,735

Short-Term Municipal	Coupon	Maturity	Principal
Investments—.7%	Rate (%)	Date	Amount ($)	Value ($)
California—.3%
California,
GO Notes
(Kindergarten-University)
(LOC: California State
Teachers Retirement
System and Citibank NA)	0.16	4/1/12	1,700,000 [c]	1,700,000
New York—.4%
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.17	4/1/12	2,200,000 [c]	2,200,000
Total Short-Term Municipal Investments
(cost $3,900,000)				3,900,000

Total Investments (cost $549,914,536)			99.2%	562,591,735
Cash and Receivables (Net)			.8%	4,715,665
Net Assets			100.0%	567,307,400

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Non-income producing—security in default.
c Variable rate demand note—rate shown is the interest rate in effect at March 31, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund	25

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MERLOTS	Municipal Exempt Receipt	MFHR	Multi-Family Housing
	Liquidity Option Tender		Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	P-FLOATS Puttable Floating Option
Tax-Exempt Receipts
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	18.0
AA		Aa		AA	52.9
A		A		A	22.9
BBB		Baa		BBB	5.4
F1		MIG1/P1		SP1/A1	.7
Not Rated[d]		Not Rated[d]		Not Rated[d]	.1
					100.0

† Based on total investments.
d Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund	27

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		549,914,536	562,591,735
Cash			551,088
Interest receivable			6,821,021
Receivable for shares of Beneficial Interest subscribed			1,206,065
Prepaid expenses			36,018
			571,205,927
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			324,684
Payable for investment securities purchased			2,262,960
Payable for shares of Beneficial Interest redeemed			1,229,474
Accrued expenses			81,409
			3,898,527
Net Assets ($)			567,307,400
Composition of Net Assets ($):
Paid-in capital			552,923,010
Accumulated undistributed investment income—net			20,917
Accumulated net realized gain (loss) on investments			1,686,274
Accumulated net unrealized appreciation
(depreciation) on investments			12,677,199
Net Assets ($)			567,307,400

Net Asset Value Per Share
	Class A	Class D	Class I
Net Assets ($)	47,010,568	488,869,446	31,427,386
Shares Outstanding	3,540,877	36,827,243	2,366,778
Net Asset Value Per Share ($)	13.28	13.27	13.28

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended March 31, 2012

Investment Income ($):
Interest Income	12,634,453
Expenses:
Management fee—Note 3(a)	2,739,028
Distribution fees—Note 3(b)	472,299
Shareholder servicing costs—Note 3(c)	310,197
Registration fees	80,858
Professional fees	78,650
Custodian fees—Note 3(c)	47,505
Prospectus and shareholders’ reports	27,674
Trustees’ fees and expenses—Note 3(d)	8,163
Loan commitment fees—Note 2	8,150
Interest expense—Note 2	141
Miscellaneous	55,700
Total Expenses	3,828,365
Less—reduction in expenses due to undertaking—Note 3(a)	(88)
Less—reduction in fees due to earnings credits—Note 3(c)	(152)
Net Expenses	3,828,125
Investment Income—Net	8,806,328
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,272,971
Net unrealized appreciation (depreciation) on investments	4,665,401
Net Realized and Unrealized Gain (Loss) on Investments	7,938,372
Net Increase in Net Assets Resulting from Operations	16,744,700

See notes to financial statements.

The Fund	29

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,
	2012[a]	2011
Operations ($):
Investment income—net	8,806,328	11,239,779
Net realized gain (loss) on investments	3,272,971	1,064,567
Net unrealized appreciation
(depreciation) on investments	4,665,401	(2,019,366)
Net Increase (Decrease) in Net Assets
Resulting from Operations	16,744,700	10,284,980
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(637,290)	(768,058)
Class B Shares	(82)	(2,050)
Class D Shares	(7,573,029)	(9,859,387)
Class I Shares	(541,088)	(521,417)
Total Dividends	(8,751,489)	(11,150,912)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	22,841,290	39,813,394
Class B Shares	12,609	32,186
Class D Shares	128,415,342	195,678,503
Class I Shares	26,414,127	18,350,408
Dividends reinvested:
Class A Shares	499,131	562,370
Class B Shares	78	2,036
Class D Shares	6,846,475	8,936,840
Class I Shares	201,156	24,540
Cost of shares redeemed:
Class A Shares	(23,988,244)	(26,331,763)
Class B Shares	(87,730)	(381,820)
Class D Shares	(130,073,732)	(253,648,064)
Class I Shares	(16,858,738)	(24,036,260)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	14,221,764	(40,997,630)
Total Increase (Decrease) in Net Assets	22,214,975	(41,863,562)
Net Assets ($):
Beginning of Period	545,092,425	586,955,987
End of Period	567,307,400	545,092,425
Undistributed investment income—net	20,917	—

		Year Ended March 31,
	2012[a]	2011
Capital Share Transactions:
Class A
Shares sold	1,723,495	3,017,415
Shares issued for dividends reinvested	37,711	42,755
Shares redeemed	(1,813,882)	(2,006,522)
Net Increase (Decrease) in Shares Outstanding	(52,676)	1,053,648
Class Bb
Shares sold	948	2,374
Shares issued for dividends reinvested	6	155
Shares redeemed	(6,610)	(29,009)
Net Increase (Decrease) in Shares Outstanding	(5,656)	(26,480)
Class Db
Shares sold	9,697,569	14,874,283
Shares issued for dividends reinvested	517,313	678,961
Shares redeemed	(9,841,518)	(19,318,772)
Net Increase (Decrease) in Shares Outstanding	373,364	(3,765,528)
Class I
Shares sold	2,004,688	1,392,450
Shares issued for dividends reinvested	15,189	1,867
Shares redeemed	(1,273,554)	(1,830,056)
Net Increase (Decrease) in Shares Outstanding	746,323	(435,739)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended March 31, 2012, 2,730 Class B shares representing $36,287 were automatically converted to 2,728 Class D shares and during the period ended March 31, 2011, 3,818 Class B shares representing
$50,547 were automatically converted to 3,818 Class D shares.

See notes to financial statements.

The Fund	31

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,
Class A Shares	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	13.08	13.09	12.94
Investment Operations:
Investment income—net[b]	.19	.23	.14
Net realized and unrealized
gain (loss) on investments	.20	(.01)	.17
Total from Investment Operations	.39	.22	.31
Distributions:
Dividends from investment income—net	(.19)	(.23)	(.16)
Net asset value, end of period	13.28	13.08	13.09
Total Return (%)[c]	3.02	1.68	2.43[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.84	.86[e]
Ratio of net expenses to average net assets	.84	.84	.85[e]
Ratio of net investment income
to average net assets	1.47	1.75	1.81[e]
Portfolio Turnover Rate	30.99	20.09	10.06
Net Assets, end of period ($ x 1,000)	47,011	47,008	33,246

a	From August 3, 2009 (commencement of initial offering) to March 31, 2010.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

		Year Ended March 31,
Class D Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.08	13.09	12.75	12.71	12.63
Investment Operations:
Investment income—net[a]	.21	.25	.28	.43	.41
Net realized and unrealized
gain (loss) on investments	.19	(.01)	.35	.05	.08
Total from Investment Operations	.40	.24	.63	.48	.49
Distributions:
Dividends from investment income—net	(.21)	(.25)	(.29)	(.43)	(.41)
Dividends from net realized
gain on investments	—	—	—	(.01)	—
Total Distributions	(.21)	(.25)	(.29)	(.44)	(.41)
Net asset value, end of period	13.27	13.08	13.09	12.75	12.71
Total Return (%)	3.10	1.84	4.98	3.85	3.90
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.69	.70	.72	.77	.77
Ratio of net expenses
to average net assets	.69	.70	.72	.77	.77
Ratio of net investment income
to average net assets	1.61	1.92	2.17	3.45	3.23
Portfolio Turnover Rate	30.99	20.09	10.06	36.97	62.90
Net Assets, end of period ($ x 1,000)	488,869	476,809	526,370	217,715	136,999

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	33

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,
Class I Shares	2012	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	13.08	13.09	12.76	12.54
Investment Operations:
Investment income—net[b]	.23	.27	.28	.08
Net realized and unrealized
gain (loss) on investments	.19	(.01)	.36	.27
Total from Investment Operations	.42	.26	.64	.35
Distributions:
Dividends from investment income—net	(.22)	(.27)	(.31)	(.13)
Net asset value, end of period	13.28	13.08	13.09	12.76
Total Return (%)	3.26	1.96	5.03	2.83[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.60	.57	.59	.82[d]
Ratio of net expenses to average net assets	.60	.57	.59	.65[d]
Ratio of net investment income
to average net assets	1.70	2.04	2.07	3.51[d]
Portfolio Turnover Rate	30.99	20.09	10.06	36.97
Net Assets, end of period ($ x 1,000)	31,427	21,201	26,920	110

a	From December 15, 2008 (commencement of initial offering) to March 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short-Intermediate Municipal Bond Fund (the “fund”) is the sole series of Dreyfus Premier Short-Intermediate Municipal Bond Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Class B shares were subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically converted to Class D shares after six years. The fund no longer offers B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class D shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class D and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class D shares are sold at net asset value per share directly by Dreyfus and through certain banks and fund supermarkets, and as a part of certain wrap-fee programs. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market con-ditions.All of the preceding securities are categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board of Trustees.

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	562,591,735	—	562,591,735

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value mea-surements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended March 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended March 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $272,886, undistributed ordinary income $93,161, undistributed capital gains $1,533,835 and unrealized appreciation $12,736,477.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2012 and March 31, 2011 were as follows: tax exempt income $8,751,489 and $11,084,892 and ordinary income $0 and $66,020, respectively.

During the period ended March 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $33,922, increased accumulated net realized gain (loss) on investments by $16,848 and increased paid-in capital by $17,074. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2012, was approximately $10,400 with a related weighted average annualized interest rate of 1.36%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Agreement provided, until March 13, 2012, if in any full fiscal year the aggregate expenses allocated to Class B (exclusive of taxes, brokerage fees, 12b-1 distribution plan fees, shareholder services fees, interest expense, commitment fees on borrowings and extraordinary expenses) exceed .75% of the value of the average daily net assets of Class B, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense.The reduction in expenses, pursuant to the undertaking, for Class B shares, amounted to $88 during the period ending March 31, 2012.

During the period ended March 31, 2012, the Distributor retained $2,951 from commissions earned on sales of the fund’s Class A shares and $15 from CDSCs on redemptions of the fund’s Class D shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class D shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B shares and .10% of the value of the average daily net assets of Class D shares. During the period ended March 31, 2012, Class B and Class D shares were charged $381 and $471,918, respectively, pursuant to the Plan.

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2012, Class A and Class B shares were charged $109,375 and $127, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2012, the fund was charged $86,988 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2012, the fund was charged $7,363 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $152.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2012, the fund was charged $47,505 pursuant to the custody agreement.

During the period ended March 31, 2012, the fund was charged $6,808 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $241,089, Rule 12b-1 distribution plan fees $41,571, shareholder services plan fees $9,923, custodian fees $13,504, chief compliance officer fees $1,591 and transfer agency per account fees $17,006.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2012, amounted to $195,550,651 and $167,662,346, respectively.

At March 31, 2011, the cost of investments for federal income tax purposes was $549,855,258; accordingly, accumulated net unrealized appreciation on investments was $12,736,477, consisting of $13,863,856 gross unrealized appreciation and $1,127,379 gross unrealized depreciation.

The Fund	43

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Short-Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Short-Intermediate Municipal Bond Fund (the sole series comprising Dreyfus Premier Short-Intermediate Municipal Bond Fund) as of March 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Municipal Bond Fund at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 29, 2012

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended March 31, 2012 as “exempt-interest dividends” (not generally subject to regular federal income tax).Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2012 calendar year on Form 1099-DIV and their portion of the fund’s exempt-interest dividends paid for the 2012 calendar year on Form 1099-INT, both which will be mailed in early 2013.

The Fund	45

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 161
———————
Clifford L. Alexander, Jr. (78)
Board Member (2003)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
No. of Portfolios for which Board Member Serves: 45
———————
David W. Burke (75)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 77
———————
Whitney I. Gerard (77)
Board Member (1989)
Principal Occupation During Past 5Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 25

Nathan Leventhal (69)
Board Member (2009)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 43
———————
George L. Perry (78)
Board Member (1990)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 25
———————
Benaree Pratt Wiley (65)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 66
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

The Fund	47

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 74 investment companies (comprised of 160 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (75 investment companies, comprised of 187 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor. From March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 71 investment companies (comprised of 183 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 2011.

The Fund	49

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,312 in 2011 and $31,401 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2011 and $6,000 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,559 in 2011 and $2,403 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $189 in 2011 and $15 in 2012. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2011 and $0 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $60,419,333 in 2011 and $29,086,580 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Short-Intermediate Municipal Bond Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 23, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	May 23, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)